Ex.  23.1


Board  of  Directors
Elgrande.com
Vancouver,  B.C.
CANADA



                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We consent to the incorporation by reference in the Registration Statement of Elgrande.com on Form S-8 of our report dated July 6, 2001, on our audits of the consolidated financial statements for the years ended May 31, 2001 and 2000, which report is incorporated by reference in this Annual Report on Form 10-KSB.




/s/  Williams  &  Webster,  P.S.

Williams  &  Webster,  P.S.
Spokane  Washington
May  14,  2002